                             PURCHASE AND SALE AGREEMENT
                               AND ESCROW INSTRUCTIONS







                                    BY AND BETWEEN



                         RAINBOW PROMENADE PARTNERS, L.L.C.,
                         AN ARIZONA LIMITED LIABILITY COMPANY
                                      AS SELLER,

                                         AND

                         PAN PACIFIC RETAIL PROPERTIES, INC.,
                               A MARYLAND CORPORATION,
                                      AS BUYER.




                         DATED FOR REFERENCE PURPOSES AS OF
                                    AUGUST 18, 1997




                                 PROPERTY LOCATED AT:

                        THE INTERSECTION OF RAINBOW BOULEVARD
                               AND LAKE MEAD BOULEVARD
                                  CITY OF LAS VEGAS
                                   STATE OF NEVADA

                             PURCHASE AND SALE AGREEMENT
                               AND ESCROW INSTRUCTIONS



    This PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS (this "AGREEMENT") is dated for reference purposes only as of AUGUST 18, 1997, and is made to be effective as of the Effective Date (as hereafter defined), by and between RAINBOW PROMENADE PARTNERS, L.L.C., an Arizona limited liability company ("SELLER"), and PAN PACIFIC RETAIL PROPERTIES, INC., a Maryland corporation ("BUYER").


                                   R E C I T A L S

    A. Seller is the owner of the Property (as hereafter defined), which consists of a shopping center project containing approximately 228,273 square feet of improvements, located at the intersection of Rainbow Boulevard and Lake Mead Boulevard in Las Vegas, Nevada, as more particularly described in EXHIBIT A.

    B. Buyer desires to purchase the Property from Seller, and Seller desires to sell the Property to Buyer, on the terms and conditions set forth herein.


                                  A G R E E M E N T

    NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

                                      ARTICLE I

                                    EFFECTIVE DATE

    This Agreement shall be effective on the day (the "EFFECTIVE DATE") when a fully executed copy of this Agreement (or a fully executed copy in counterparts) is deposited with Escrow Holder (as hereafter defined). Escrow Holder is hereby instructed to immediately notify each party to this Agreement of the Effective Date.

                                      ARTICLE II

                                     DEFINITIONS

    The following terms and references shall have the meanings indicated below (such meanings to be equally applicable to both the singular and plural forms of the terms defined and to verbs of any tense):


                                          1.

         (a) ADDITIONAL RENTS" means amounts tenants may be obligated to pay as additional rent, including certain percentage rent, certain escalations in base rent, and certain pass-throughs of operating and similar expenses.

         (b)  "ALTA" means American Land Title Association.

         (c)  "BALANCE" shall have the meaning set forth in SECTION 4.3.

         (d)  "BILL OF SALE" means a bill of sale as defined in ARTICLE III(c).

         (e) "BUSINESS DAY" means any day other than a Saturday, Sunday or a Holiday.

         (f) "CLOSING" means the consummation of the transactions contemplated by this Agreement.

         (g) "CLOSING DATE" means the date the Deed is recorded in the Official Records of Clark County, Nevada.

         (h) "CLTA POLICY" means a standard coverage owner's policy of title insurance.

         (i)  "CONTRACTS" shall have the meaning set forth in ARTICLE III(d).

         (j) "CONTRACT ASSIGNMENT" shall have the meaning set forth in ARTICLE III(d).

         (k)  "DEED" shall have the meaning set forth in ARTICLE III(a).

         (l)  "DEPOSIT" shall have the meaning set forth in SECTION 4.2(a).

         (m)  "DIMINUTION THRESHOLD" shall have the meaning set forth in
SECTION 13.1(a)(i).

         (n) "DOCUMENTS" means the transfer documents attached as Exhibits to this Agreement.

         (o)  "EFFECTIVE DATE" shall have the meaning set forth in ARTICLE I.

         (p) "ESCROW HOLDER" means the Title Company (as hereafter defined) where escrow shall be established, whose address for this transaction shall be:

         First American Title Insurance Company
         ________________________________
         ________________________________
         Telephone: ______________________


                                          2.

         (q) "ESCROW PERIOD" means the period from and after the Effective Date through the Closing Date or any earlier termination of this Agreement.

         (r) "FF&E" means furniture, fixtures, equipment, machinery, appliances, fittings, and other removable articles of personal property of every kind and nature that are owned by Seller and used exclusively in the operation of the Property, including, without limitation, (i) furnishings, furniture, and equipment, (ii) art work and other decorative items, (iii) built-in appliances, and (iv) office furniture and equipment.

         (s) "GENERAL INTANGIBLES" means the Offsite Rights, the Permits, the Repair Warranties, and other intangible personal property rights of whatever nature (other than the rights evidenced by the Contracts) owned by Seller and used exclusively in the operation and maintenance of the Property; it being understood that Buyer is not acquiring any right, title or interest in and to any intangible property not directly related to the Property or the operations thereon, including, without limitation, any marks or names other than "Rainbow Promenade Partners" and "Kitchell".

         (t) "HOLIDAY" means any day on which banking institutions in the State of Nevada are authorized or obligated by law or executive order to close.

         (u)  "IMPROVEMENTS" shall have the meaning set forth in ARTICLE
III(b).
         (v) "INFORMATION" means all documents, reports, studies, and other information or materials relating to the Property (including, without limitation, the Records) delivered or disclosed to Buyer by Seller or its agents.

         (w) "INSPECTION PERIOD" means the period from and after the Effective Date and ending at 4:00 p.m., Pacific Time, on September 2, 1997, unless extended by Buyer pursuant to the provisions of Section 7.1(b) hereof.

         (x) "INVENTORY" means the stock of supplies and other consumables of every kind and nature that are owned by Seller and used exclusively in the operation and maintenance of the Property in the ordinary course of business.

         (y)  "LAND" shall have the meaning set forth in ARTICLE III(a).

         (z) "LEASE" means any lease, license, or other agreement for the occupancy, possession, or use of any space within the Property (including, without limitation, any rooms or other accommodations for guests or other transient occupants and any storage space, containers, or other facilities), including, without limitation, those leases described on EXHIBIT H attached hereto.

         (aa) "LEASE ASSIGNMENT" shall have the meaning set forth in ARTICLE III(e).

         (ab) "OFFSITE RIGHTS" means any lease, license, or other agreement (other than a recorded easement) providing for the use of another's real property in conjunction with the operation of the Property (as, by way of illustration and not limitation, use for vehicular parking and/or access).


                                          3.

         (ac) "OWNER'S TITLE POLICY" means a CLTA Policy, in the amount of the Purchase Price.

         (ad) "PERMIT" means any permit, certificate, license, or other form of authorization or approval issued by a governmental agency or authority and legally required for the proper operation and use of the Property (including, without limitation, any certificates of occupancy with respect to the Improvements, elevator permits, conditional use permits, and zoning variances) to the extent held and assignable by Seller or otherwise transferable with the Property.

         (ae) "PERMITTED EXCEPTIONS" shall have the meaning set forth in
SECTION 6.2.

         (af) "PERSONAL PROPERTY" shall have the meaning set forth in ARTICLE III(c).

         (ag) "PLANS AND SPECIFICATIONS" shall have the meaning set forth in
SECTION 5.3(b).

         (ah) "PROPERTY" shall have the meaning set forth in ARTICLE III.

         (ai) "PRORATIONS" shall have the meaning set forth in SECTION 9.7(a).

         (aj) "PTR" means a current preliminary title report concerning the Real Property issued by the Title Company.

         (ak) "PURCHASE PRICE" shall have the meaning set forth in SECTION 4.1.

         (al) "REAL PROPERTY" shall have the meaning set forth in ARTICLE
III(a).

         (am) "RECORDS" means all books, records, pertinent correspondence, and other files relating to the Property that have been received or generated and maintained in the course of operating the Property that are in Seller's possession or control.

         (an) "REPAIR WARRANTIES" means any written guaranties, warranties, or other obligations of any contractor, manufacturer, or vendor for the repair or maintenance of any of the Improvements or FF&E, to the extent assignable by Seller.

         (ao) "REVENUES" shall have the meaning set forth in SECTION 9.7(a).

         (ap) "SELLER'S NON-FOREIGN AFFIDAVIT" shall have the meaning set forth in SECTION 9.3(b).

         (aq) "SERVICE CONTRACT" means any contract or other arrangement, written or oral, for the continuing provision of services relating to the improvement, maintenance, repair, protection, or operation of the Property.

         (ar) "SURVEY" shall have the meaning set forth in SECTION 7.1(b).


                                          4.

         (as) "TENANT" means the tenant and occupant of, and another holder of a possessory right in, all or any portion of the Property pursuant to a Lease.

         (at) "TENANT ESTOPPEL CERTIFICATES" means estoppel certificates to be executed and delivered as provided by Section 7.6, which estoppel certificates shall be in the form required by, or otherwise satisfy the estoppel certificate requirements of, the applicable Lease.

         (au) "TENANT NOTICES" means notices to the Tenants as defined in
SECTION 9.5(d).

         (av) "TITLE COMPANY" means First American Title Insurance Company.

                                     ARTICLE III

                            PROPERTY SUBJECT TO AGREEMENT

    Seller hereby agrees to sell to Buyer, and Buyer hereby agrees to purchase from Seller, subject to the terms and conditions set forth herein, all of Seller's right, title, and interest in the following (collectively, the "PROPERTY"):

         (a) LAND - that certain land described in EXHIBIT A, and all appurtenant rights, privileges, and easements thereto owned by Seller (collectively, the "LAND"). The Land and the Improvements (collectively, the "REAL PROPERTY") shall be conveyed from Seller to Buyer pursuant to a Grant, Bargain and Sale Deed (the "DEED") substantially in the form of EXHIBIT B, subject to the Permitted Exceptions and matters set forth on the Survey (defined in Section 7.1(b) below).

         (b) IMPROVEMENTS - all buildings, structures, fixtures, and other improvements located on the Land (collectively, the "IMPROVEMENTS"), it being understood that Improvements shall include buildings, structures, fixtures and other improvements located on any portion of the Land that is ground leased to third parties only to the extent of Seller's interest in same pursuant to such ground leases.

         (c) PERSONAL PROPERTY - all personal property, if any, owned by Seller and used exclusively by Seller in the operation, maintenance, and management of the Real Property as of the Closing Date, including, without limitation, the FF&E, the Inventory, the Records, and the General Intangibles (collectively, the "PERSONAL PROPERTY"). The Personal Property shall be conveyed from Seller to Buyer pursuant to a Bill of Sale (the "BILL OF SALE") substantially in the form of EXHIBIT C.

         (d) CONTRACTS - all contracts and agreements in effect on the Closing Date, if any, relating to the Property, including, without limitation, the Service Contracts (collectively, the "CONTRACTS"). Seller's interest in the Contracts shall be conveyed to Buyer pursuant to an Assignment and Assumption of Contracts, Permits and Other Rights (the "CONTRACT ASSIGNMENT") substantially in the form of EXHIBIT D.


                                          5.

         (e) LEASES - Seller's interest in all Leases in effect on the Closing Date. Seller's interest in the Leases shall be conveyed to Buyer pursuant to an Absolute Assignment and Assumption of Leases (the "Lease Assignment") substantially in the form of EXHIBIT E.

                                      ARTICLE IV

                              PURCHASE PRICE, PAYMENT OF
                        PURCHASE PRICE AND LIQUIDATED DAMAGES

    4.1 PURCHASE PRICE. Subject to the terms and conditions of this Agreement, Buyer agrees to pay, and Seller agrees to accept, as consideration for conveyance of the Property from Seller to Buyer, the sum of THIRTY-ONE MILLION THREE HUNDRED THOUSAND AND NO/100THS DOLLARS ($31,300,000) (the "PURCHASE PRICE").

    4.2  DEPOSIT.

         (a) Upon the full execution of this Agreement by Buyer and Seller, Buyer shall tender to Escrow Holder an earnest money deposit in the amount of Two Hundred Fifty Thousand and No/100ths Dollars ($250,000.00) (the "DEPOSIT"). The Deposit shall be tendered by certified check or cashier's check made payable to Escrow Holder or by wire transfer of current federal funds received and credited to an account of Escrow Holder.

         (b) In the event Buyer has not terminated this Agreement on or before August 21, 1997, One Hundred Thousand and No/100ths Dollars ($100,000.00) of the Deposit shall be non-refundable to Buyer (the NON-REFUNDABLE DEPOSIT"), except as otherwise provided in this subparagraph (b). The balance of the Deposit is referred to herein as the "REFUNDABLE DEPOSIT." Upon Buyer's termination of this Agreement under Section 9.12(a), 7.1(c), 7.6 or 13 hereof, Escrow Agent is hereby instructed, without further instruction from either Buyer or Seller, to immediately return the entire Deposit to Buyer (both the Non-Refundable Deposit and the Refundable Deposit). Upon termination of this Agreement for any reason other than as set forth in the preceding sentence, Escrow Agent is hereby instructed, without further instruction from either Buyer or Seller, to return the Refundable Deposit to Buyer, and to pay the Non-Refundable Deposit to Seller, (ii) the costs of the Title Company and Escrow Holder shall be borne equally by Buyer and Seller, (iii) all documents deposited in Escrow by Buyer or Seller shall be returned to the depositing party, (iv) each party shall bear its own costs incurred hereunder, and (v) except as provided in SECTIONS 5.3, 5.5,
15.2 and 15.10 hereof, the parties shall have no further rights and obligations hereunder, other than those rights and obligations that, by their terms, survive the termination of this Agreement.

         (c)  Provided that Buyer does not terminate this Agreement pursuant to
Article 7, Buyer shall tender to the Escrow Holder on or before the expiration of the Inspection Period an additional earnest money deposit in the amount of Two Hundred Fifty Thousand and No/100ths Dollars ($250,000.00), which shall become a part of the Refundable Deposit from and after the date of tender. Upon the satisfaction, or waiver by Buyer of all of Buyer's conditions to closing as set forth in Article 7, the Refundable Deposit shall become non-refundable to Buyer, except upon a failure of Seller to consummate the transactions contemplated by this Agreement in accordance with


                                          6.

the terms and provisions hereof, or the failure, unless waived in writing to Buyer, of any other condition provided for in this Agreement for the benefit of Buyer.

    4.3 PAYMENT OF PURCHASE PRICE. The Purchase Price less the amount of the Deposit, subject to adjustments as provided in SECTIONS 9.7 and 9.8 hereof (the "BALANCE"), shall be placed into Escrow by wire transfer of cash or other immediately available funds or in other good funds acceptable to the Title Company by 4:00 p.m., Pacific time, on the last Business Day prior to the Closing Date.

    4.4 INVESTMENT OF DEPOSIT. Escrow Holder shall place the Deposit in an interest-bearing account with a bank or savings association, the deposits of which are federally insured (up to the amount of One Hundred Thousand Dollars ($100,000)), as directed in writing by Buyer, with notice to Seller. All references in this Agreement to the Deposit, the Non-Refundable Deposit and the Refundable Deposit shall include the interest thereon.

    4.5 DEPOSIT AS LIQUIDATED DAMAGES. IF THE SALE OF THE PROPERTY AS CONTEMPLATED HEREUNDER IS NOT CONSUMMATED BECAUSE OF A DEFAULT UNDER THIS AGREEMENT ON THE PART OF BUYER, ESCROW HOLDER, WITHOUT ANY FURTHER INSTRUCTION FROM EITHER SELLER OR BUYER, SHALL PAY TO SELLER THE DEPOSIT AND SELLER SHALL RETAIN THE DEPOSIT AND ALL INTEREST EARNED THEREON AS LIQUIDATED DAMAGES. THE PARTIES ACKNOWLEDGE THAT SELLER'S ACTUAL DAMAGES IN THE EVENT OF A DEFAULT BY BUYER WOULD BE EXTREMELY DIFFICULT OR IMPRACTICABLE TO DETERMINE. THEREFORE, BY PLACING THEIR SIGNATURES BELOW, THE PARTIES EXPRESSLY AGREE AND ACKNOWLEDGE THAT THE DEPOSIT HAS BEEN AGREED UPON, AFTER NEGOTIATION, AS THE PARTIES' REASONABLE ESTIMATE OF SELLER'S DAMAGES. THE PARTIES FURTHER ACKNOWLEDGE THAT SELLER'S RETENTION OF THE DEPOSIT AND ALL INTEREST EARNED THEREON HAS BEEN AGREED UPON AS SELLER'S EXCLUSIVE REMEDY AGAINST BUYER IN THE EVENT OF A DEFAULT ON THE PART OF BUYER, OTHER THAN THE ADDITIONAL AND SEPARATE OBLIGATIONS OF BUYER UNDER SECTIONS 5.3, 5.5, 15.2, AND 15.10 HEREOF, WHICH OBLIGATIONS SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT. IN ADDITION, BUYER SHALL PAY ALL TITLE AND ESCROW CHARGES (INCLUDING, WITHOUT LIMITATION, CANCELLATION FEES) IN THE EVENT OF A DEFAULT BY BUYER.

"Seller"                               "Buyer"

RAINBOW PROMENADE PARTNERS, L.L.C.,    PAN PACIFIC RETAIL PROPERTIES, INC.,
AN ARIZONA LIMITED LIABILITY COMPANY   A MARYLAND CORPORATION




BY:                                     BY:
   ------------------------------------     ---------------------------------
                                            STUART A. TANZ, PRESIDENT


                                          7.

ITS:                                             AND CHIEF EXECUTIVE OFFICER
    ------------------------------------


                                      ARTICLE V

                                      INSPECTION

    5.1 DUE DILIGENCE REVIEW. Buyer, at its sole cost and expense, shall have the right to a Due Diligence Review in accordance with the following terms and conditions. A "DUE DILIGENCE REVIEW" means (a) an inspection, examination and evaluation of the Information, and (b) the conduct of physical tests, inspections and other investigations on the Property and all portions thereof leased by Tenants ("INSPECTION STUDIES"), all in order that Buyer may determine, in its sole and absolute judgment and discretion, whether the Property is acceptable to Buyer.

    5.2 RIGHT TO TERMINATE. Notwithstanding anything to the contrary in this Agreement, Buyer may terminate this Agreement by giving notice of termination to Seller on or before the termination of the Inspection Period, which termination shall be subject to the provisions of Section 4.2(b) above. If Buyer does not give the notice of termination, Buyer shall be deemed to have approved the Due Diligence Review and waived its right to terminate this Agreement under this
Section 5.2, and this Agreement shall continue in full force and effect, subject, however, to Buyer's other termination rights hereunder. Seller acknowledges that Buyer may, but is not obligated to, expend time, money, and other resources in connection with the Due Diligence Review of the Property, and that, notwithstanding the fact that this Agreement may terminate pursuant to this Section 5.2 and other applicable provisions of this Agreement, such time, money, and other resources that may be expended constitute adequate consideration for Seller's execution of and entry into this Agreement.

    5.3  ACCESS & INQUIRIES.

         (a) Buyer and its representatives, agents and contractors shall, upon reasonable (but in no event less than twenty-four hours) notice, have reasonable access to the Property, including all areas leased to Tenants, for the purpose of causing a survey of the Land and Improvements to be performed by a licensed surveyor, and conducting architectural, engineering, geotechnical, and environmental inspections and tests (including intrusive inspection and sampling), feasibility studies, and any other inspections, studies, or tests reasonably required by Buyer. Buyer shall keep the Property free and clear of any liens as a result of any entry on the Property pursuant to this Section 5.3(a).

         (b) During the pendency of this Agreement, Seller shall, upon Buyer's reasonable advance (but in no event less than twenty-four hours) request, make available to Buyer, and Buyer and its representatives, agents and contractors shall have a continuing right of reasonable access to and the right to examine and make copies of, all books and records; construction plans; pertinent correspondence; documents; contracts; agreements; Leases, as well as resident ledger cards or Lease files with histories; and other materials; in each case relating to the Property in Seller's possession


                                          8.

or control, including, without limitation, the right to conduct a "walk-through" of the Property prior to the Closing upon appropriate notice to Tenants and subject to the rights of all Tenants under their Leases. In any event, by 4:00 p.m., Pacific time, on or before the 5th Business Day after the Effective Date, Seller will deliver to Buyer, or allow Buyer reasonable access to, at the Property, at Seller's place of business, or at such other location as Seller may reasonably indicate, during reasonable times agreed upon in advance by Buyer and Seller, copies of the following, expressly subject to such items being in the possession of or reasonably available to Seller or its manager for the Property:

              (i) a current rent roll and copies of all Leases disclosed thereon, together with all amendments thereto and the most current financial statement in Seller's possession for each tenant;

              (ii) copies of all Contracts;

              (iii) a schedule of all Personal Property;

              (iv) copies of the most recent property tax bills for the Property;

              (v) operating statements, copies of sales reports and CAM details beginning January, 1997;

              (vi) plans and specifications (as-builts, if available) for construction of the Improvements (the "PLANS AND SPECIFICATIONS");

              (vii) copies of certificate(s) of occupancy, and any governmental licenses and permits regarding the Property;

              (viii) security incident reports;

              (ix) a schedule of filed litigation (of which Seller is aware and to which it is a party) regarding or affecting, directly or indirectly, the Property; and

              (x)  an aged receivables report current as of the Effective Date;

              (xi) copies of environmental reports, studies and assessments within Seller's possession or control covering the Property;

              (xii) copies of all CC&R's affecting the Property;

              (xiii) copies of all soil reports and analyses within Seller's possession or control pertaining to the soils, seismological, geological and drainable conditions of the Property; and


                                          9.

              (xiv) copies of construction and equipment warranties within Seller's possession.

         (c) In the course of its Due Diligence Review, Buyer may make inquiries to third parties (excluding Seller's lenders) including, without limitation, Tenants, contractors, property managers, parties to the Information and Contracts, and municipal, local, and other government officials and representatives, and Seller consents to such inquiries.

    5.4 NEW AGREEMENTS. During the period from the Effective Date until the Closing Date, and as a condition to Buyer's obligations to purchase the Property, Seller shall comply with the following:

         (a) Without first obtaining Buyer's written consent, which consent will not be unreasonably withheld or delayed, Seller shall not (i) amend or terminate any lease, tenancy, license or other right of occupancy or use for any portion of the Property or allow any assignment or sublet thereunder (except to the extent required by any Lease), (ii) consent to the assignment of any Leases or subleasing of any of the Property (except to the extent required by any Lease), or (iii) enter into any new Lease of the Property or any portion thereof (except as set forth on EXHIBIT "J"). If Seller does consent to any sublease or assignment as described in items (i) and (ii) next preceding because Seller is required to give such consent pursuant to the applicable Lease, then concurrently with delivery of such consent to the Tenant, Seller shall deliver a copy thereof, together with a copy of the assignment or sublet to which consent is given, to Buyer.

         (b) Seller shall not, without the prior written consent of Buyer in each instance (such consent not to be unreasonably delayed or withheld), enter into any commitment, contract, option or other agreement of any kind with respect to the repair, maintenance or operation of the Property (excluding emergency situations, as reasonably determined by Seller), unless such contracts, etc. (i) by their terms expire prior to Closing, or (ii) involve amounts less than $5,000.00 and will be performed and paid for by Seller at or before the Closing.

    5.5  CONDUCT OF INSPECTIONS.

         (a) Any entry by Buyer onto the Property shall be subject to, and conducted in accordance with, all applicable laws, statutes, rules and regulations and the terms of any Leases so as to avoid any material interference with the operations and occupancy of the Property and to avoid any material disturbance of any of the Tenants or the possessory rights of any of the Tenants. Buyer shall promptly restore the Property to its previous condition before any such inspections, studies, or tests were performed.

         (b) So long as no construction warranties will be voided or adversely affected thereby, Buyer or its agents may undertake borings or other disturbances of the soil with Seller's prior written approval (not to be unreasonably withheld), provided that the soil borings and other disturbances shall be sealed and closed using materials and techniques that conform with all applicable laws, statutes, rules and regulations and industry and governmental standards, and the soil shall be recompacted to the condition immediately before any such borings were undertaken.


                                         10.

         (c) Notwithstanding any general liability or other insurance that may be maintained by Buyer, Buyer hereby agrees to indemnify, defend and hold harmless Seller and its members and its and their members, partners, shareholders, directors, officers, employees, and agents and all Tenants from and against any claims, losses or damages (including attorneys' fees and costs) arising from or in connection with the due diligence and inspection activities conducted on the Property by Buyer and/or its agents, including, without limitation, any damages to the Property or any property of any Tenant arising from or relating to any inspections, studies or tests performed by Buyer or its agents. The foregoing indemnification obligation of Buyer shall survive any termination of this Agreement or the delivery of the Deed and the transfer of title to the Property. If this Agreement is terminated for any reason, Buyer shall (i) deliver to Seller the results and copies of any and all surveys, reports, tests or studies made by or for Buyer with respect to the Property (upon Seller's payment of Buyer's costs therefor if Seller's default is the cause of such termination), and (ii) return to Seller all items relating to the Property which Seller has delivered or caused to be delivered to Buyer.

                                      ARTICLE VI

                                  TITLE TO PROPERTY


    6.1 TITLE. At the Closing, Seller shall convey to Buyer title to the Real Property by execution and delivery of the Deed.

    6.2 TITLE INSURANCE. Buyer's obligation to purchase the Property shall be subject to the irrevocable commitment of the Title Company to issue the Owner's Title Policy, upon payment of its normal premium on the Closing Date, showing title as subject to no exceptions other than the following (collectively, the "PERMITTED EXCEPTIONS"):

         (a) The lien for real estate taxes and assessments not yet delinquent;

         (b)  Interests of Tenants pursuant to the Leases;

         (c)  The regular printed exceptions contained in said policy; and

         (d) Such other exceptions as may be approved in writing by Buyer pursuant to SECTION 7.1 hereof.

    In addition, and provided Buyer satisfies any requirements of the Title Company therefor prior to the Closing Date, the Owner's Title Policy shall be issued together with such endorsements thereto as Buyer may request; PROVIDED, HOWEVER, that if any such endorsements are requested by Seller to cure an exception to title to which Buyer has objected, then the cost of such endorsement shall be paid by Seller. During the Inspection Period, it shall be Buyer's responsibility to determine the availability of extended coverage, lender's insurance and any endorsements, and thereafter, Buyer's ability to obtain any of the same shall not be a condition hereof.


                                         11.

    6.3 PERSONAL PROPERTY AND CONTRACTS. At the Closing, Seller shall transfer to Buyer title to the Personal Property and Seller's interest in the Contracts by execution and delivery of the Bill of Sale and the Contract Assignment. Buyer shall assume the performance of all of Seller's obligations under the Contracts arising after the Closing Date, but only as to those Contracts not disapproved in writing by Buyer on or before the end of the Inspection Period.

                                     ARTICLE VII

                  BUYER'S ADDITIONAL CONDITIONS PRECEDENT TO CLOSING


    Buyer's obligation to purchase the Property shall be conditioned upon the fulfillment of each of the following conditions precedent:

    7.1  APPROVAL OF TITLE.

         (a) Buyer shall have approved title and Survey matters within the time period and in the manner provided below.

         (b) Seller has caused to be delivered to Buyer commitment for title insurance of First American Title Company of Nevada no. LV-815003 RD dated as of August 5, 1997 ("PTR") and copies of all documents referred to in the PTR affecting title to the Property. Seller shall use commercially reasonable efforts to procure and cause to be delivered to Buyer by 4:00 p.m., Pacific time, on or before August 19, 1997 ("SURVEY DELIVERY DATE") a current or updated ALTA survey of the Real Property dated no earlier than three (3) months prior to the Effective Date (the "SURVEY"). In the event the Survey is not delivered to Buyer by the date and time set forth in the preceding sentence, the Title Disapproval Date (defined below) shall be extended to two (2) Business Days after delivery of the Survey to Buyer. By 4:00 p.m., Pacific time, on or before the August 21, 1997, Buyer shall notify Seller and Escrow Holder in writing (the "TITLE/SURVEY OBJECTION"), of any exceptions to title shown in the PTR, which will not be accepted by Buyer and those matters disclosed by the Survey, if any, which will not be accepted by Buyer (collectively, the "DISAPPROVED TITLE MATTERS"), it being understood that all other matters and exceptions to title shown in the PTR and conditions disclosed by the Survey shall be deemed approved by Buyer. If Buyer fails to notify Seller and Escrow Holder within the required time period of any Disapproved Title Matters, Buyer shall be deemed to have approved the condition to the Real Property as to such title and Survey matters.

         (c) Upon receipt of a Title/Survey Objection, Seller shall have the right, but not the obligation, to attempt to cure the Disapproved Title Matters (either by causing any such matter to be removed by the Closing or by obtaining, at Seller's expense, an endorsement or other curative effect acceptable to Buyer in Buyer's sole and absolute discretion), in which case, Seller may extend the Closing Date for such period as shall be required to effect such cure, but not beyond October 1, 1997. Seller shall, within three (3) Business Days after receiving a Title/Survey Objection (the "CURE NOTICE DATE"), notify Buyer in writing of those Disapproved Title Matters which Seller will attempt to cure at or prior to Closing ("CURE NOTICE"), it being understood that Seller may use the proceeds of the Purchase Price to do so. Seller's agreement to attempt to correct any Disapproved


                                         12.

Title Matters shall not be deemed an agreement by Seller to cure such matter(s), nor shall Seller's failure to cure such matter(s) be deemed a default or breach by Seller of this Agreement; PROVIDED, HOWEVER, that in the event Seller fails to so cure the items set forth in the Cure Notice on or before the Closing Date, Buyer shall be entitled to a refund of the Non-Refundable Deposit and the provisions of Section 4.2(b) shall govern the remaining obligations of the parties. Seller shall be deemed to have elected not to cure any items not contained in the Cure Notice and, if no Cure Notice is timely provided by Seller, any Disapproved Title Matters. Buyer shall have until 4:00 p.m., Pacific time, on the 3rd Business Day following receipt of a Cure Notice (or, if no Cure Notice is given, within three (3) Business Days after Seller notifies Buyer in writing that Seller will not cure any Disapproved Title Matters) to notify Seller and Escrow Holder that (i) Buyer revokes its disapproval of such exceptions(s) and will proceed with the purchase without any reduction in the Purchase Price and take title to the Property subject to such exception(s), or
(ii) Buyer terminates this Agreement. Buyer's failure to timely provide such a notice shall conclusively be deemed Buyer's election to terminate this Agreement. Any termination under this Section 7.1 shall be subject to the provisions of Section 4.2(b) above.

         (d) The foregoing procedure shall also be applicable to any new matters which are disclosed in any updates, supplements or amendments to the PTR or Survey, except that Buyer shall have ten (10) days from its receipt thereof to provide its Title/Survey Objection with respect thereto.

    7.3 COMPLIANCE BY SELLER. Seller shall have complied in all material respects with each and every covenant, undertaking and agreement to be kept or performed by Seller as provided in this Agreement; and each representation and warranty made in this Agreement by Seller shall remain true and accurate in all material respects both at the time made and on the Closing Date.

    7.4 NO MATERIAL ADVERSE CHANGE IN PHYSICAL CONDITION. As of the Closing Date, there shall have been no material adverse change in the condition of the Property or any material portion thereof, excepting any event(s) of destruction, damage, or condemnation described in SECTION 13.1 or 13.2.

    7.5 NO INSOLVENCY. Neither Seller nor any of its affiliates (i) shall be in receivership or dissolution, (ii) shall have made an assignment for the benefit of creditors or admitted in writing its inability to pay its debts as they mature, or (iii) shall have been adjudicated a bankrupt or filed a petition in voluntary bankruptcy or a petition or answer seeking reorganization or an arrangement with creditors under the federal bankruptcy law or any other similar law or statute of the United States or any jurisdiction and no such petition shall have been filed against Seller.

    7.6 TENANT ESTOPPELS. Buyer shall have received from Seller, no later than seven (7) days prior to the expiration of the Inspection Period, a Tenant Estoppel Certificate in the form attached hereto as EXHIBIT "I" hereto for (a) each of the following tenants: (A) Linens 'n Things, (B) Barnes & Noble,
(C) Cost Plus, (D) Office Max, (E) Petco and (F) United Artists (herein "Major Tenants"), and (b) at least fifty percent (50%) of the remaining Tenants whose lease term extends beyond the Closing Date, and (c) estoppel certificates from Seller in such form and content as reasonably required by Buyer ("Seller's Estoppel Certificate") for all other Tenants, it being


                                         13.

understood that Seller shall use commercially reasonable efforts to obtain Tenant Estoppel Certificates for all such remaining Tenants. If Seller fails to obtain Tenant Estoppel Certificates for all of the Major Tenants, then Buyer may elect any of the following: (i) to waive the remaining Tenant Estoppel Certificates, in which case Seller shall provide to Buyer, no later than three (3) business days prior to the expiration of the Inspection Period, Seller's Estoppel Certificates for the spaces occupied by the Major Tenants who have not given Tenant Estoppel Certificates which are satisfactory to Buyer, or
(ii) extend the Closing Date, but not beyond October 1, 1997, or (iii) to terminate this Agreement. In the event Buyer elected (ii) next hereinabove and has not received Tenant Estoppel Certificates from all of the Major Tenants on or before the extended Closing Date, then Buyer may elect either (i) or (iii) next hereinabove. If Buyer fails to provide written notice to Seller of Buyer's objection to any of the estoppel certificates required by this Section 7.6 on or before the expiration of the Inspection Period, Buyer shall be deemed to have approved such estoppel certificates.

    7.7 WAIVER. At any time or times on or before the Closing, at Buyer's election, Buyer may waive any of the foregoing conditions by written notice to Seller. Other than Buyer's closing the transaction contemplated by this Agreement which shall waive all such unfulfilled conditions, and except as otherwise provided in this Agreement, no waiver shall be effective unless made in writing specific as to the conditions or matters so waived. No such waiver shall be inferred or implied by any act or conduct of Buyer.

    7.8 TERMINATION. If any of the foregoing conditions are neither fulfilled nor waived as provided above, Buyer, at its election by written notice to Seller, may terminate this Agreement, which termination shall be subject to the provisions of Section 4.2(b) above; PROVIDED, HOWEVER, that Buyer may not terminate this Agreement under this Section 7.8 unless Seller fails to cause any non-fulfilled condition(s) to be satisfied within three (3) days after written notice thereof from Buyer. If any non-fulfilled conditions also constitute a breach by Seller of its obligations under this Agreement, Buyer shall have the right to proceed under Section 9.12(a) below.

                                     ARTICLE VIII

                       SELLER'S CONDITIONS PRECEDENT TO CLOSING


    Seller's obligation to sell the Property shall be conditioned upon the fulfillment of each of the following conditions precedent:

    8.1 COMPLIANCE BY BUYER. Buyer shall have complied in all material respects with each and every covenant, undertaking and agreement to be kept or performed by Buyer as provided in this Agreement; and each representation and warranty made in this Agreement by Buyer shall remain true and accurate in all material respects both at the time made and on the Closing Date.

    8.2 ORGANIZATIONAL AND AUTHORIZATION DOCUMENTS. Buyer shall have delivered to Escrow Holder and to Seller certified copies of Buyer's articles of incorporation, bylaws, and all amendments or modifications thereto, corporate resolutions and incumbency certificates and a


                                         14.

certificate of good standing issued within twenty (20) calendar days prior to the Closing Date and certified as being correct by the appropriate official of Buyer's jurisdiction of incorporation.

    8.3 WAIVER. At any time or times on or before the Closing, at Seller's election, Seller may waive any of the foregoing conditions by written notice to Buyer. Other than Seller's closing the transaction contemplated by this Agreement which shall waive all such unfulfilled conditions, and except as otherwise provided in this Agreement, no waiver shall be effective unless made in writing specific as to the conditions or matters so waived. No such waiver shall be inferred or implied by any act or conduct of Seller.

    8.4 TERMINATION. If any of the foregoing conditions are neither fulfilled nor waived by Seller as provided above, Seller shall have the option to terminate this Agreement by delivering to Buyer and Escrow Holder written notice of such termination, which termination shall be subject to the provisions of
Section 4.2(b) above; PROVIDED, HOWEVER, that Seller may not terminate this Agreement under this Section 8.3 unless Buyer fails to cause any non-fulfilled condition(s) to be satisfied within three (3) days after written notice thereof from Seller. If any non-fulfilled condition(s) also constitute a breach by Buyer of its obligations under this Agreement, Seller shall have the right to proceed under Section 9.12(b) below.

                                      ARTICLE IX

                                  ESCROW AND CLOSING


    9.1  DEPOSIT WITH ESCROW HOLDER AND ESCROW INSTRUCTIONS.  Escrow herein
(the "ESCROW") shall be established with Escrow Holder, at the address listed in
Article II(r) above. Upon execution of this Agreement, the parties shall deposit an executed copy of this Agreement with Escrow Holder. This Agreement shall serve as the instructions to Escrow Holder to consummate the purchase and sale contemplated hereby. Seller and Buyer agree to execute such additional and supplementary escrow instructions as may be appropriate to enable Escrow Holder to comply with the terms of this Agreement. If there is any conflict between the provisions of this Agreement and any additional or supplementary escrow instructions, however, the terms of this Agreement shall control.

    9.2  CLOSING.

         Except as may be provided otherwise herein, the Closing shall occur by 4:00 p.m., Pacific time, on or September 8, 1997, unless the parties hereto agree in writing to an earlier or later date and/or time.

    9.3 DELIVERIES BY SELLER. At least one (1) Business Day prior to the Closing Date, Seller shall deliver or cause to be delivered to Escrow Holder the following:

         (a) the Deed, duly executed and acknowledged by Seller and in recordable form; and


                                         15.

         (b) Seller's Non-Foreign Affidavit, in the form of EXHIBIT F attached hereto, duly executed and acknowledged by Seller; and

         (c) any other cash, documents, or instruments called for hereunder to be paid, executed, or delivered by Seller that have not previously been delivered by Seller to Escrow Holder; and

         (d) such articles of incorporation, agreements or certificates of partnership, resolutions, authorizations, bylaws, certifications or other corporate, partnership or trust documents or agreements or other reasonable proof of authority relating to Seller as Buyer or Escrow Holder shall reasonably require in connection with this transaction.

    9.4 DELIVERIES BY BUYER. At least one (1) Business Day prior to the Closing Date, Buyer shall deliver or cause to be delivered to Escrow Holder the following:

         (a) such articles of incorporation, agreements or certificates of partnership, resolutions, authorizations, bylaws, certifications or other corporate, partnership or trust documents or agreements or other reasonable proof of authority relating to Buyer as Seller or Escrow Holder shall reasonably require in connection with this transaction; and

         (b) cash or other immediately available funds sufficient to pay the Balance, Buyer's portion of the closing costs, and any other amounts payable by Buyer in order to permit Escrow Holder to close the Escrow; and

         (c) any other cash, documents or instruments called for hereunder to be paid, executed or delivered by Buyer or that are required for the Closing hereunder that have not been previously delivered by Buyer to Escrow Holder.

    9.5 ADDITIONAL DELIVERIES BY BUYER AND SELLER. At least one (1) Business Day prior to the Closing Date, Seller also shall deliver or cause to be delivered to Escrow Holder, and Buyer also shall deliver or cause to be delivered to Escrow Holder, the following documents:

         (a) two (2) originals of the Bill of Sale, duly executed and acknowledged by Seller and Buyer;

         (b) two (2) originals of the Contract Assignment, duly executed and acknowledged by Seller and Buyer;

         (c) the Lease Assignment, duly executed and acknowledged by Seller and Buyer and in recordable form;

         (d) notices to the Tenants (the "TENANT NOTICES") substantially in the form of EXHIBIT G, duly executed by Seller;


                                         16.

         (e) a Declaration of Value to be completed and executed by Escrow Holder and filed with the office of the County Recorder of Clark County, Nevada; and

         (f) a pre-closing statement prepared by Escrow Holder and approved by Buyer and approved by Seller.

    9.6 OTHER INSTRUMENTS. Seller and Buyer each shall deposit any other documents or instruments that may be reasonably required by the other party and/or Escrow Holder, or that are otherwise required to close the Escrow and consummate the purchase and sale of the Property in accordance with the terms hereof.

    9.7  PRORATIONS AND APPORTIONMENTS.

         (a) All revenues from the Property and all expenses of the Property shall be prorated and apportioned as of 11:59 p.m., Nevada time, on the day before the Closing Date (the "PRORATIONS"). Taxes and assessments shall be prorated as of the Closing Date, based on a 365-day year. Seller shall be charged and credited for such Prorations up to the Closing Date and Buyer shall be charged and credited (or, at Seller's option, paid by check for unused security or other deposits) for all of the same on and after the Closing Date. Prior to the Closing, Buyer and Seller shall review and approve the Prorations. If the actual amounts to be prorated are not then known, or if any additional expenses are incurred or income received after the date the Prorations are made, the Prorations shall be made on the basis of the best evidence then available. When actual figures are later received, a cash settlement will be made between Seller and Buyer which shall be no later than March 1, 1998. All utility bills shall be so prorated when the last bill incurred by Seller is received. No Prorations shall be made for rents, license payments, receivables or accounts ("REVENUES") delinquent as of the Closing Date, and no credit shall be given to Seller for any Revenues delinquent as of the Closing Date. As used in the immediately preceding sentence, the term "delinquent" shall mean, with respect to any Revenue, that the Revenue in question accrued at any time prior to the then-current calendar month. Nevertheless, if Buyer collects any Revenues that were delinquent on or before the Closing, such Revenues shall be attributed first to the current Revenues and then to the portion that was delinquent on or before the Closing and Buyer shall promptly remit to Seller the portion of such Revenues collected, if any, attributable to the period of time prior to the Closing Date. Buyer shall use commercially reasonable efforts to collect any such delinquent Revenues, with the reasonable costs of such efforts to be deducted from the amounts due Seller. As used in the next preceding sentence "commercially reasonable efforts" shall require only that Buyer give written notice to the applicable Tenant, setting forth in reasonable detail the nature and extent of the deficiency and requiring its cure in accordance with the applicable terms and provisions of that Tenant's Lease.

         (b) Tenants may be obligated to pay Additional Rents. With respect to any Additional Rents that are based on estimates and that are subject to adjustment and/or reconciliation after the Closing Date, Seller and Buyer shall re-prorate such Additional Rents (including any portions thereof that may be required to be refunded to Tenants) at the time that such estimates are actually adjusted and/or reconciled. Any amounts that may be due Seller or Buyer as a result of such


                                         17.

re-prorations shall be paid by the applicable party upon such re-proration, and the parties shall cooperate in connection therewith.

         (c) Seller shall be responsible for the payment of any leasing commissions earned prior to the Effective Date, and Buyer shall be responsible for the payment of any leasing commissions earned from and after the Effective Date, regardless of when any such leasing commissions become due, provided that such commissions have been disclosed to and approved by Buyer prior to expiration of the Inspection Period. Each party to this Agreement shall indemnify the other party against and hold the other party harmless (using counsel reasonably satisfactory to such other party) from and against any and all damages, liabilities, costs, expenses and losses (including, but not limited to attorneys' fees and costs) arising out of any action for the collection of leasing commissions that are such party's responsibility pursuant to this subsection.

         (d)  The provisions of this Section shall survive the Closing.

    9.8 COSTS AND EXPENSES. Seller shall pay for (i) the Survey, (ii) the premium for the Owner's Title Policy in the amount of the Purchase Price, (iii) the cost of any city and/or county transfer taxes applicable to the transfer of the Property to Buyer (presently computed at $2.50 per each $1,000.00 of Purchase Price), (iv) all recording charges for the Deed and the Lease Assignment and (v) the cost, if any, to record any instruments correcting title. If Buyer elects to obtain extended coverage, a lender's policy, or any endorsements, Buyer shall be responsible for all additional premiums and requirements related thereto (excluding endorsements obtained to cure title objections as provided for in Section 6.2, which shall be Seller's responsibility). Buyer shall also pay any special sales, gross receipts or transaction taxes imposed on Buyer in connection with the purchase and sale of the Property. Costs and charges of the Escrow shall be borne equally by Seller and Buyer. All other taxes, costs, and charges for the sale of the Property shall be paid by Seller and/or Buyer, as the case may be, in accordance with the usual customs and practices in Clark County, Nevada.

    9.9 INSURANCE; UTILITIES. Buyer acknowledges that Seller will cause its policies of casualty and liability insurance to be terminated with respect to the Property as of the Closing Date. Buyer shall be responsible for obtaining its own insurance as of the Closing Date and thereafter. Any utility deposits made by Seller shall be refunded to Seller. Buyer shall arrange for any required replacements therefor, and shall be responsible for obtaining its own utilities as of the Closing Date and thereafter.

    9.10 CLOSE OF ESCROW. Provided that (i) Escrow Holder has received the documents and funds described in SECTIONS 9.3, 9.4, and 9.5 hereof; (ii) Escrow Holder has not received prior written notice from either party to the effect that an agreement of either party made hereunder has not been performed or to the effect that any condition set forth herein has not been satisfied or waived;
(iii) Buyer has not elected to terminate its rights and obligations hereunder pursuant to ARTICLE VII; and (iv) the Title Company has issued or is unconditionally prepared and committed to issue the Owner's Title Policy to Buyer, Escrow Holder is authorized and instructed on the Closing Date to:


                                         18.

         (a) cause the Deed and the Lease Assignment to be recorded, in that order, in the Official Records of Clark County, State of Nevada;

         (b) deliver the cash portion of the Purchase Price to Seller, less Seller's share of closing costs and Prorations (except to the extent paid to Buyer by check in accordance with SECTION 9.7 hereof), in the manner specified by Seller in separate instructions to Escrow Holder;

         (c) deliver to Buyer an original of each of the Bill of Sale and the Contract Assignment, and (1) as-recorded conformed copy of each of the Deed and the Lease Assignment, and deliver to Seller an original of each of the Bill and Sale and the Contract Assignment, and (1) as-recorded conformed copy of each of the Deed and the Lease Assignment;

         (d)  deliver Seller's Non-Foreign Affidavit to Buyer; and

         (e)  deliver all of the executed Tenant Notices to the Tenants.

    9.11 NOTIFICATION; CLOSING STATEMENTS. If Escrow Holder cannot comply with the instructions herein (or as may be provided later), Escrow Holder is not authorized to cause the recording of any of the Documents. If Escrow Holder is unable to cause the recording, Escrow Holder shall notify the parties without delay. Immediately after the Closing, Escrow Holder shall deliver to Buyer and Seller, respectively, at their addresses listed in SECTION 15.1 hereof, a true, correct and complete copy of the Seller's and Buyer's Closing Statements, in forms customarily prepared by Escrow Holder, as well as all other instruments and documents to be delivered to Buyer and Seller.

    9.12 DEFAULT AND REMEDIES.

         (a) If prior to or at the Closing, Seller shall have failed to perform in any material respects any of the covenants and/or agreements contained herein which are to be performed by Seller, or if any warranty or representation made by Seller herein is not true and correct in all material respects, Buyer may, after providing Seller with written notice thereof and the same remaining uncured for at least five (5) days thereafter, seek specific performance of this Agreement or, if the remedy of specific performance is not available, may bring suit for damages against Seller[; PROVIDED, HOWEVER, THAT IN NO EVENT SHALL BUYER BE ENTITLED TO RECOVER IN EXCESS OF $500,000.00 IN ANY SUCH SUIT. OPEN ISSUE.] Any such suit for specific performance or damages must be filed within one (1) year following Seller's breach or shall be deemed waived for all purposes. Any breach or default by Seller after the Closing shall be subject to the same notice and cure provisions and shall be governed by the provisions of Section 10.3 below.

         (b) If prior to or at the Closing, Buyer shall have failed to perform in any material respect any of the covenants and/or agreements contained herein which are to be performed by Buyer or if any warranty or representation made by Buyer herein is not true and correct in all material respects, then Seller shall be entitled, after providing Seller with written notice thereof and the same remaining uncured for at least five (5) days thereafter, to exercise the remedies set forth in Section 4.5, which shall be Seller's sole and exclusive remedies in such event.


                                         19.

                                      ARTICLE X

                            REPRESENTATIONS AND WARRANTIES


    10.1 BUYER'S REPRESENTATIONS AND WARRANTIES. Buyer represents and warrants to Seller as follows:

         (a) Buyer is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, with full right, power, and authority to take title to the Property, and to enter into and otherwise perform and comply with the terms of this Agreement;

         (b) this Agreement and all documents executed by Buyer that are to be delivered to Seller at the Closing are, or at the time of Closing will be, duly authorized, executed and delivered by Buyer;

         (c) this Agreement and all documents executed by Buyer that are to be delivered to Seller at the Closing are, or at the Closing will be, legal, valid and binding obligations of Buyer, and do not, and at the time of Closing will not, violate any provisions of any agreement or judicial order to which Buyer is a party or to which Buyer is subject;

         (d) Buyer has not relied on any appraisal that may have been made by or for Seller as evidence or as an indication of the value of the Property or as a basis for determining the value of the Property;

         (e) Buyer has not relied on any projection of anticipated revenues for the property that may have been made by or for Seller either as evidence or an indication of the value of the Property or as a basis for determining the value of the Property;

         (f) except as set forth in SECTION 10.2, no representations of any kind (whether oral or written, express or implied) have been made by Seller or its members or its and their members, partners, shareholders, directors, officers, employees or agents to Buyer, and except as provided otherwise in
Section 10.2, Buyer is investing in the Property solely in reliance on Buyer's own investigations and evaluation thereof; and

         (g) Buyer shall use diligent efforts to hold as confidential all information and materials concerning Seller, the Property and the transaction contemplated hereby; Buyer shall not, prior to Closing, release any such information or materials to third parties without Buyer's prior written consent, except (i) to the extent required by law, rule or regulation applicable to Buyer
(ii) as reasonably necessary to comply with the terms of this Agreement, [OR
(iii) AS TO SUCH INFORMATION AS IS DISCLOSED TO BUYER FROM A THIRD PARTY SOURCE WITHOUT BUYER'S ACTUAL KNOWLEDGE THAT SUCH INFORMING PARTY IS UNDER ANY DUTY TO SELLER NOT TO DISCLOSE SAME].

    10.2 SELLER'S REPRESENTATIONS AND WARRANTIES. Seller represents and warrants to Buyer as follows:


                                         20.

         (a) Seller is a limited liability company, duly organized, validly existing, and in good standing under the laws of the State of Arizona, with full right, power, and authority to convey to Buyer all of Seller's right, title and interest in and to the Property, and to enter into and otherwise perform and comply with the terms of this Agreement;

         (b) this Agreement and all documents executed by Seller that are to be delivered to Buyer at the Closing are, or at the time of Closing will be, duly authorized, executed and delivered by Seller; and

         (c) this Agreement and all documents executed by Seller that are to be delivered to Buyer at Closing are, or at the time of Closing will be, legal, valid and binding obligations of Seller, and do not, and at the time of Closing will not, violate any provisions of any agreement or judicial order to which Seller is a party or to which Seller or the Property is subject.

         (d) Other than the Property, there are no material items, tangible or intangible, real or personal, owned by Seller or any affiliate of Seller which
(i) are now being, or have heretofore been, used exclusively in conjunction with the Property or any portion thereof, and (ii) are reasonably necessary for the present use thereof, other than items that have been replaced by Seller by an article of equal suitability and value.

         (e) To Seller's knowledge, all of the Property, and the existing uses of the Property, are in compliance with all applicable laws, ordinances, rules, regulations, and requirements of all governmental authorities having jurisdiction thereof, including, without limitation, those pertaining to zoning, land use, subdivision, building, safety, fire and health.

         (f) Seller has not been served with a summons or other applicable written service of notice advising Seller of any action, suit, proceeding or investigation pending, nor to Seller's knowledge, is there any action, suit, proceeding or investigation pending or threatened, before any agency, court, or other governmental authority which relates to Seller or the ownership, maintenance, or operation of the Property.

         (g) Seller has not been served with written notice of, nor to Seller's knowledge is there, any condemnation or eminent domain proceeding affecting the Property or any portion thereof currently pending or threatened.

         (h) Seller has received no written notice of any, and to Seller's knowledge there is no, failure of the Seller to comply with any applicable governmental requirements in respect of the use, occupation and construction of the Property, including but not limited to environmental, zoning, platting and other land use requirements which have not been heretofore corrected to the satisfaction of the appropriate governmental authority, and Seller has received no written notice of any, and to Seller's knowledge there are no, violations or investigations relating to any such governmental requirement.

         (i) Seller has received no written notice of any default or breach by the Seller under any covenants, conditions, restrictions, rights-of-way, or easements which may affect the


                                         21.

Seller in respect to the Property or may affect the Property or any portion thereof and, to Seller's knowledge, no such default or breach now exists.

         (j) To Seller's knowledge, no general or special assessments have been levied, nor are any such assessments threatened, against all or any part of the Property other than as will be disclosed in the PTR, if any.

         (k) Subject to the information contained in the estoppel certificates to be provided under Section 7.6, [AND EXCEPT AS SET FORTH ON EXHIBIT _____,] to Seller's knowledge (i) there has been no default or any claim of default, and no event has occurred which with notice or lapse of time or both would constitute a default, under any Lease, and (ii) no Tenant has asserted or has any defense, set off, or claim with regard to his tenancy pursuant to the lease, any law or otherwise.

         (l) To Seller's knowledge, all water, sewer, gas, electric, telephone and drainage facilities and all other utilities required by law or by the normal use and operation of the Property are and at the time of Closing will be installed to the property lines of the Real Property, are and at the time of Closing will be connected and operating pursuant to valid permits, and are and at the time of Closing will be adequate to service the Property and to permit full compliance with all requirements of law and normal usage of the Property by Seller and its licensees and invitees. To Seller's knowledge, all public utilities required for the operation of the Property either enter the Property through adjoining public streets, or if they pass through adjoining private land do so in accordance with valid public easements or private easements which will inure to the benefit of Buyer at Closing and thereafter.

         (m) To Seller's knowledge, the heating, ventilation, air conditioning, mechanical, electrical and other systems and equipment forming a part of or used in connection with the Property are operative and in good working condition and in compliance with all applicable laws, ordinances, regulations and requirements.

         (n) Seller is not a foreign person as defined in Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended.

         (o) To Seller's knowledge, no asbestos, PCBs or urea formaldehyde were used in the construction of the improvements on the Property.

         (p) To Seller's knowledge, the Property complies with all applicable requirements of the Equal Opportunity for Individuals Act (ADA), 42 U.S.C. 12101 and the regulations promulgated and set forth at 28 CFR 36.401 ET SEQ.

         (q) To Seller's knowledge, the survey, mechanical and structural plans and specifications, soils reports, certificates of occupancy, warranties, operating statements, income and expense reports and all other books and records relating to or affecting the Property, and all other contracts or documents delivered to Buyer pursuant to this Agreement or in connection with the execution hereof are and at the time of Closing will be (i) true and correct copies, (ii) in full force and effect, and (iii) contain no material inaccuracies, omissions or misstatements of fact, and all such


                                         22.

documents relating to or affecting the Property have been or will be delivered to Buyer pursuant to this Agreement.

         (r) The copies of the Leases delivered to Buyer are true and correct copies of all such Leases and, to Seller's knowledge, are in full force and effect; and Seller is not a party to, nor does Seller have knowledge of, any other agreements, written or oral, with respect to the tenancies. There are no unpaid amounts due and owing by Seller under any such Lease, except for amounts for which Buyer is to receive full credit through proration at Closing. No Tenant under any of the Leases has prepaid Seller any rent or other charges for more than the current month. No Tenant under any of the Leases has any right or option to purchase the Property or any portion thereof or interest therein from Seller, and Seller is not a party to, nor does Seller have knowledge of, any outstanding agreements of sale with respect to the Property or any portion thereof or any interest therein. Except as provided in the Leases, no Tenant has the right to (i) renew or extend any of the Leases or has any options or rights of first refusal with respect to leasing of other space, or (ii) free rent, rebate, allowance, concession, security or other deposit.

         (s) The copies of the Contracts and all Information previously delivered to Buyer are true and correct copies of all such Contracts and Information and, to Seller's knowledge, are in full force and effect. There are no unpaid amounts due and owing by Seller under any such Contract, except for amounts for which Buyer is to receive full credit through proration at Closing. There are no other service or maintenance contracts relating to the Property to which Seller is a party or of which Seller has knowledge.

         (t) Except as disclosed in writing to Buyer, there are no commissions, finder's fees or other compensation owing or which may become owing to any broker or any other person or entity by Seller, or to Seller's knowledge by any other party, with respect to any Lease or occupancy agreement including, without limitation, any such compensation with respect to any future renewals, extensions or expansions thereof.

         (u) Seller is not party to, or otherwise bound by, any collective bargaining agreement or multi-employer pension fund covering employees who service the Property.

         (v) To Seller's knowledge, there is no current labor dispute with any maintenance or other personnel or employees of Seller or any contracts with respect to the Property which could materially and adversely affect the use, operation or value of the Property.

         (w) To Seller's knowledge, Seller has obtained all licenses, permits, approvals, easements and rights of way required from all governmental authorities having jurisdiction over the Property or from private parties for the normal use and operation of the Property and to ensure free and unimpeded vehicular and pedestrian ingress to and egress from the Property as required to permit the normal intended usage of the Property by the tenants thereof, their invitees and customers. Seller has materially complied with all such licenses and permits and has not received any notice that any such licenses or permits will not be renewed upon expiration, or of any material conditions which will be imposed in order to receive any such renewal.


                                         23.

         (x) Except as disclosed to Buyer, to Seller's knowledge there are no facts which would prevent Buyer from using and operating the Property after Closing in all material respects in the manner in which the Property has been used, leased and operated prior to the date hereof.

         (y) Seller has not committed nor obligated itself in any manner whatsoever to sell the Property to any party other than Buyer. Seller has not hypothecated or assigned any rents or income from the Property in any manner, other than pursuant to any existing mortgage financing secured by the Property as of the Effective Date.

         (z) Seller shall use diligent efforts to hold as confidential all information concerning Buyer or the transaction contemplated hereby disclosed to Seller in connection with said transaction; and Seller shall not, prior to Closing, release any such information to third parties without Buyer's prior written consent, except (i) to the extent required by law, rule or regulation applicable to Seller, (ii) as reasonably necessary to comply with the terms of this Agreement or [(iii) AS TO SUCH INFORMATION AS IS DISCLOSED TO BUYER FROM A THIRD PARTY SOURCE WITHOUT SELLER'S ACTUAL KNOWLEDGE THAT SUCH INFORMING PARTY IS UNDER ANY DUTY TO BUYER NOT TO DISCLOSE SAME].

    For purposes of this Agreement, the term "to Seller's knowledge" and words of similar import shall mean the actual knowledge of Don Glatthorn, John V. Griggs, Chad Schubert and/or Kurt Kurtti without investigation (or requirement of investigation), and without regard to any doctrine of imputed or constructive knowledge.

    Except as otherwise expressly set forth in this Agreement: (A) Seller makes no guarantees, warranties or representations, express or implied, with respect to (i) the Property, (ii) the condition of title, (iii) suitability for any intended purpose, or habitability, (iv) size, location, physical condition, encroachments, access, availability of utilities, zoning, value, future value, income potential, productivity, rights to, adequacy of or quality of the water supply or water rights, or (v) any other matter, and (B) by consummating this transaction, Buyer agrees to accept the Property in its present condition, "AS IS," with all faults and without any representation or warranty whatsoever as to its condition or fitness for any particular purpose. No person acting on behalf of Seller is authorized to make, and by execution hereof, Buyer acknowledges and agrees that no such person has made, any representation, warranty, guarantee or promise, whether oral or written, except as set forth herein, and no such agreement, statement, representation or promise made by any such person which is not contained in this Agreement shall be valid or binding against Seller.

    No examination or investigation of the Property by or on behalf of Buyer prior to the Closing shall in any way modify, affect, or diminish Seller's obligation under the representations, warranties, covenants, and agreements contained in this Agreement, except to the extent Buyer has actual knowledge of any matter. For purposes of this Agreement, the term "Buyer has actual knowledge" shall mean the actual knowledge of Stuart Tanz, Jeff Stauffer and/or David Adlard without investigation (or requirement of investigation), and without regard to any doctrine of imputed or constructive knowledge.

    10.3 CONTINUATION AND SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties by the respective parties contained in this
Article 10  are intended to


                                         24.

and shall remain true and correct as of the time of the Closing, shall be deemed to be material, and shall survive the execution and delivery of this Agreement, the delivery of the Deed and transfer of title to the Property for a period of one (1) year following the Closing Date. Subject to the remaining provisions of this Agreement, Seller or Buyer, as applicable, shall indemnify the other and its successors and assigns against and shall defend and hold the other and its successors and assigns, harmless from any and all costs, expenses and actual damages, including reasonable attorneys' fees, which the other party and its successors or assigns may incur because of any breach of any of the indemnifying party's representations or warranties herein contained, but only to the extent of such costs, expenses and damages in excess of Twenty-Five Thousand Dollars ($25,000.00) in the aggregate for all breaches. Any suit to enforce such representations or warranties must be filed within one (1) year following Closing or shall be deemed waived for all purposes.

                                      ARTICLE XI

                                      POSSESSION

    Possession of the Property shall be delivered to Buyer immediately following the Closing.
                                     ARTICLE XII

                              OPERATION OF THE PROPERTY


    During the Escrow Period, Seller shall not accept any payment of rent (except as a security deposit) or other charges from any tenant of the Property applicable to a period exceeding one (1) month in advance, nor apply any security deposit to rent due from any tenant of the Property without in each case obtaining Buyer's prior written consent thereto (which consent shall not be unreasonably withheld or delayed). In addition to the foregoing, Seller shall use commercially reasonable efforts to: (i) cause the Property to be operated, maintained, managed and serviced in a professional manner and in accordance with past practices, maintaining present services; (ii) keep the Property and every portion thereof in reasonably good working order and repair; (iii) maintain a sufficient inventory of supplies, materials, equipment and other personal property for the proper management, maintenance, operation and servicing of the Property. Except in the case of an emergency (as reasonably determined by Seller) or as required by law or any lender of Seller with a mortgage/deed of trust lien against the Property, Seller shall not, except with Buyer's prior written consent (which consent shall not be unreasonably withheld or delayed), approve, consent to, or otherwise permit any material change in the operations of the Property during the Escrow Period, including, without limitation:

         (a) any material alterations to the Improvements except (i) as may be necessary in order to perform ordinary, scheduled maintenance, or (ii) as required by any Lease;

         (b) cancellation of or material reduction in the amount or scope of coverage under any insurance currently maintained with respect to the Property;

         (c)  cancellation or surrender of any existing Permit; and


                                         25.

         (d) any other material variation from Seller's ordinary course of business in connection with the Property.

                                     ARTICLE XIII

                     LOSS BY FIRE OR OTHER CASUALTY; CONDEMNATION

    13.1 DAMAGE OR DESTRUCTION.

         (a) Before the Closing, risk of loss with regard to the Property shall be borne by Seller. If, before the Closing, the Improvements or the Personal Property are destroyed or materially damaged, Buyer's rights and obligations with respect to the Property shall be as follows:

              (i) if the destruction or damage involves a diminution in value equal to or less than $250,000.00 (the "DIMINUTION THRESHOLD"), Buyer shall be obligated to proceed to close the transaction (subject to satisfaction of the other provisions hereof) and, if, but only if, Escrow actually closes and the destruction or damage has not been repaired, Buyer shall receive a credit against the Purchase Price equal to the lesser of (A) the cost to repair the damage or destruction and (B) the amount of the deductible under Seller's casualty insurance policy; or

              (ii) if the destruction or damage involves a diminution in value of more than the Diminution Threshold, Buyer shall, within fifteen (15) calendar days after Buyer's receipt of written notice from Seller advising of such destruction or damage, provide written notice to Seller electing either (A) to terminate this Agreement (in which event the Non-Refundable Deposit shall be returned to Buyer and the remaining provisions of Section 4.2(b) shall apply), or (B) to proceed with the Closing and, if Buyer elects to proceed with Closing and the destruction or damage has not been repaired, Buyer shall receive a credit against the Purchase Price equal to the lesser of (x) the cost to repair the damage or destruction and (y) the amount of the deductible under Seller's casualty insurance policy. Buyer's failure to timely provide notice of its election shall be deemed to be an election to proceed with the Closing.

         (b) If Buyer and Seller cannot agree as to the diminution in value, then such diminution in value shall be determined by subtracting from the Purchase Price the fair market value of the Property after the damage, as determined by Landauer & Associates or, if Landauer & Associates is unable to undertake such appraisal, Andy Briefer, M.A.I. of KB Appraisers. The expense of the appraiser shall be borne equally by Buyer and Seller.

         (c) If Buyer is obligated or elects to proceed to close the transaction under either subsection (a)(i) or (a)(ii) above, all casualty insurance proceeds from Seller's casualty insurance policy shall be assigned by Seller to Buyer at the Closing and forwarded to Buyer immediately upon receipt thereof by Seller.

    13.2 CONDEMNATION.


                                         26.

         (a) If, before the Closing, all of the Property shall be taken by condemnation or eminent domain, this Agreement shall become null and void and of no further force or effect and shall be deemed terminated subject to the provisions of Section 4.2(b) above, except that the Non-Refundable Deposit shall be returned to Buyer.

         (b) If, before the Closing, (i) less than all of the Property shall be taken by condemnation or eminent domain, (ii) there is any taking of land lying in the bed of any street, road, highway or avenue, open or proposed, in front of or adjoining all or any part of the Land, or (iii) there is any change of grade of such street, road, highway or avenue, provided such taking or change of grade involves a diminution in value of more than the Diminution Threshold, then Buyer shall, within fifteen (15) calendar days after Buyer's receipt of written notice from Seller advising of such condemnation, provide written notice to Seller electing either (A) to terminate this Agreement (which termination shall be subject to the provisions of Section 4.2(b) above except that the Non-Refundable Deposit shall be returned to Buyer), or (B) to proceed with the Closing. Buyer's failure to timely provide notice of its election shall be deemed to be an election to proceed with the Closing.

         (c) If Buyer and Seller cannot agree as to the diminution in value, then such diminution in value shall be determined by subtracting from the Purchase Price the fair market value of the Property after the taking, as determined by Landauer & Associates or, if Landauer & Associates is unable to undertake such appraisal, Andy Briefer, M.A.I. of KB Appraisers. The expense of the appraiser shall be borne equally by Buyer and Seller.

         (d) If this Agreement is not terminated in accordance with the foregoing, or if such taking involves a diminution in value equal to or less than the Diminution Threshold, Buyer shall accept title to the Property subject to such taking. In such event, Seller shall pay to Buyer any awards collected in connection with such taking and shall assign to Buyer all of Seller's rights to collect any awards which thereafter may be payable as a result of, or to recover against others for, such taking; provided, however, that to the extent such awards proceeds are required to be paid or assigned to any lender of Seller with a mortgage/deed of trust lien against the Property, Buyer shall receive a credit against the Purchase Price equal to such paid and/or assigned amounts.

                                     ARTICLE XIV

                    ENVIRONMENTAL RESPONSIBILITIES AND LIABILITIES

    14.1 As used herein, the term "HAZARDOUS MATERIAL" means any hazardous or toxic substance, material or waste which is regulated by any local government authority, the State of Nevada or the United States Government.

    14.2 Seller represents and warrants to Buyer that, during any period of time that Seller held title to or otherwise controlled the Property, no Hazardous Material has been brought upon, kept, or used in or about the Property by Seller nor, to Seller's knowledge, by any tenant of the Property or any of their respective agents, employees, contractors or invitees, except for Hazardous Materials which are or were necessary or convenient to the operation of the businesses being operated on the Property and which at all times have been used, kept and stored in a manner that complies with all


                                         27.

laws regulating any such Hazardous Material so brought upon or used or kept in or about the Property. Seller shall indemnify, protect, defend and hold Buyer, and its assigns and transferees, and each of their respective representatives, employees, trustees, officers, directors and agents (collectively, the "INDEMNIFIED PARTIES") harmless from any and all claims, judgments, damages, penalties, fines, costs, expenses, liabilities or losses (including, without limitation, sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees) which Buyer or any other Indemnified Party may incur or suffer as a result of the inaccuracy of the foregoing representation and warranty, but only to the extent of such claims, judgments, damages, penalties, fines, costs, expenses, liabilities or losses in excess of Twenty-Five Thousand Dollars ($25,000.00) in the aggregate for all inaccuracies. The foregoing obligation of Seller to indemnify, protect, defend and hold Buyer and the other Indemnified Parties harmless includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal, restoration or other response work required by any federal, state, or local governmental agency or political subdivision which Buyer or any other Indemnified Party may incur or suffer as a result of the inaccuracy of the foregoing representation and warranty.

    14.3 The foregoing representations, warranties and indemnities shall survive the execution and delivery of this Agreement, the delivery of the Deed and transfer of title to the Property for a period of one (1) year following the
Closing Date.   Any suit to enforce such representations, warranties or
indemnities must be filed within one (1) year following Closing or shall be deemed waived for all purposes.

                                      ARTICLE XV

                                    MISCELLANEOUS

    15.1 NOTICES. Any communication, notice or demand of any kind whatsoever that either party may be required or may desire to give to or serve upon the other shall be in writing, addressed to the parties at the addresses set forth below, and delivered by personal service, by Federal Express or other reputable overnight delivery service, or by facsimile transmission:


         If to Seller:       ______________________________
                             ______________________________
                             ______________________________

                             Telephone No.: (___)___-____
                             Facsimile No.: (___)___-____

         With a copy to:     ______________________________
                             ______________________________
                             ______________________________

                             Telephone No.: (___)___-____
                             Facsimile No.: (___)___-____


                                         28.

         If to Buyer:        Pan Pacific Retail Properties, Inc.
                             1631-B South Melrose Drive
                             Vista, California 92083
                             Attention:     Stuart A. Tanz,
                                            President and Chief
                                            Executive Officer

                             Telephone No.:      (619)727-1002
                             Facsimile No.:      (619)727-1430

         With a copy to:     Hale, Lane, Peek, Dennison, Howard,
                               Anderson and Pearl
                             100 West Liberty Street, 10th Floor
                             Reno, Nevada   89501
                             Attention:     William C. Davis, Jr., Esq.

                             Telephone No.: (702) 786-7900
                             Facsimile No.: (702) 786-6179

         Any such notice shall be deemed delivered as follows: (a) if personally delivered, the date of delivery to the address of the person to receive such notice; (b) if sent by Federal Express or other reputable overnight courier service, the date of delivery to the address of the person to receive such notice; or (c) if sent by facsimile transmission, on the Business Day transmitted to the person to receive such notice if sent by 5:00 p.m., Nevada time, on such Business Day, and the next Business Day if sent after 5:00 p.m., Nevada time, or on a day other than a Business Day. Any notice sent by facsimile transmission must be confirmed by personally delivering or by sending by Federal Express or other reputable overnight delivery service a copy of the notice sent by facsimile transmission. Any party may change its address for notice by written notice given to the other at least five (5) calendar days before the effective date of such change in the manner provided in this SECTION 15.1.

    15.2 BROKERS AND FINDERS. Buyer and Seller each represents to the other that it has not dealt with any broker or agent in connection with the proposed purchase and sale of the Property. In the event of a claim for broker's fees, finder's fees, commissions or other similar compensation in connection herewith:
(i) Buyer, if such claim is based upon any agreement alleged to have been made by Buyer, shall indemnify, defend (using counsel reasonably satisfactory to Seller) and hold Seller harmless from and against any and all damages, liabilities, costs, expenses and losses (including, without limitation, attorneys' fees and costs) that Seller sustains or incurs by reason of such claim; and (ii) Seller, if such claim is based upon any agreement alleged to have been made by Seller, shall indemnify, defend (using counsel reasonably satisfactory to Buyer) and hold Buyer harmless from and against any and all damages, liabilities, costs, expenses and losses (including, without limitation, attorneys' fees and costs) that Buyer sustains or incurs by reason of such claim. The provisions of this subsection shall survive the termination of this Agreement or the Closing.


                                         29.

    15.3 SUCCESSORS AND ASSIGNS. Seller may assign its rights and obligations hereunder. Buyer's interest under this Agreement may be assigned to an affiliate of Buyer provided Buyer guarantees in writing to Seller the full performance by such affiliate of Buyer's obligations hereunder. All other assignments of Buyer's interest shall be subject to the prior written consent of Seller, which consent shall not be withheld unreasonably. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective heirs, administrators and permitted successors and assigns.

    15.4 AMENDMENTS. This Agreement may be amended or modified only by a written instrument executed by both parties.

    15.5 INTERPRETATION. Words used in the singular shall include the plural, and vice-versa, and any gender shall be deemed to include the other. The captions and headings of the Articles and Sections of this Agreement are for convenience of reference only, and shall not be deemed to define or limit the provisions hereof. Further, each party hereby acknowledges that such party and its counsel, after negotiation and consultation, have reviewed and revised this Agreement. As such, the terms of this Agreement shall be fairly construed and the usual rule of construction, to the effect that any ambiguities herein should be resolved against the drafting party, shall not be employed in the interpretation of this Agreement or any amendments, modifications or exhibits hereto or thereto.

    15.6 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

    15.7 MERGER OF PRIOR AGREEMENTS. This Agreement constitutes the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral or written representations, warranties, statements, documents, understandings and agreements with respect thereto.

    15.8 ATTORNEYS' FEES AND COSTS. If either Buyer or Seller brings any suit or other proceeding with respect to the subject mater or the enforcement of this Agreement, the prevailing party (as determined by the court, agency or other authority before which such suit or proceeding is commenced), in addition to such other relief as may be awarded, shall be entitled to recover reasonable attorneys' fees, expenses and costs of investigation actually incurred. The foregoing includes, without limitation, attorneys' fees, expenses and costs of investigation incurred in appellate proceedings, costs incurred in establishing the right to indemnification, or in any action or participation in, or in connection with, any case or proceeding under Chapter 7, 11 or 13 of the Bankruptcy Code, 11 United States Code Section 101 ET SEQ., or any successor statutes.

    15.9 TIME OF ESSENCE.  Time is of the essence of this Agreement.

    15.10 CONFIDENTIALITY. Buyer and Seller agree that, to the extent reasonably practical, they shall keep the contents of this Agreement and the contents of any environmental report prepared by or for Buyer in connection with this Agreement confidential and that no publicity or press release to the general public or otherwise with respect to this transaction shall be made by either party without the prior written consent of the other party (which consent may be given or denied in the


                                         30.

other party's sole and absolute discretion). The confidentiality provisions of this SECTION 15.10 shall survive the Closing.

    15.11 NO WAIVER. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party make the waiver.

    15.12 FURTHER ACTS. Each party, at the request of the other, shall execute, acknowledge (if appropriate) and deliver whatever additional documents, and do such other additional acts, as may be reasonably required in order to accomplish the intent and purposes of this Agreement.

    15.13 EXHIBITS. EXHIBITS A through I, inclusive, are attached hereto and incorporated herein by reference.

    15.14 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to constitute an original, but all of which, when taken together, shall constitute one and the same instrument, with the same effect as if all of the parties to this Agreement had executed the same counterpart. Any signature page of any counterpart of this Agreement may be detached and reattached to any other counterpart of this Agreement.

    15.15 NO INTENT TO BENEFIT THIRD PARTIES. Seller and Buyer do not intend by any provision of this Agreement to confer any right, remedy or benefit upon any third party, and no third party shall be entitled to enforce, or otherwise shall acquire any right, remedy or benefit by reason of, any provision of this Agreement.

    15.16 PERFORMANCE DUE ON DAY OTHER THAN BUSINESS DAY. If the time period for the performance of any act called for under this Agreement expires on a Saturday, Sunday or Holiday, the act in question may be performed on the next succeeding Business Day.

    15.17 AUDIT RESPONSIBILITIES. From time to time, both before and after Closing, Buyer may be engaged in financing and other transactions which will require that both Buyer and the operation of the Property be audited as to then current and past operations of the Property, including periods of time during which Seller owned the Property. As a material inducement for Buyer to enter into this Agreement, Seller agrees that upon written request of Buyer, Seller shall render its timely and cooperative efforts to any such auditors in delivering such responses to inquiries and information as is within the knowledge or records of Seller with respect to the operations of the Property or which is within the control or reasonable ability of Seller to obtain, including, without limitation, operating statements and other financial information relevant to the Property and its operations. In addition to the foregoing, Seller shall sign and deliver to any such auditor, such auditor's standard representation letter with respect to the foregoing matters, revised by Seller only to the extent necessary to make same true and correct as to the matters represented therein by Seller.


                                         31.

    Buyer shall pay all reasonable out-of-pocket costs and expenses incurred by Seller in complying with the requirements of this Section 15.17. The terms and provisions of this Section 15.17 shall survive the Closing.


    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the dates written below.

                             "SELLER"

                             RAINBOW PROMENADE PARTNERS, L.L.C.,
                             an Arizona limited liability company



                             By:
                                  -------------------------------------
                             Its:
                                  -------------------------------------

                             "BUYER"

                             PAN PACIFIC RETAIL PROPERTIES, INC.,
                             a Maryland corporation



                             By:
                                 --------------------------------------
                                  Stuart A. Tanz
                             Its: President and Chief Executive Officer


                                         32.

                                      EXHIBIT A

                                  LEGAL DESCRIPTION

                                   [To Be Attached]

                                      EXHIBIT B

                                     FORM OF DEED

                                [See Following Pages]

WHEN RECORDED, MAIL TO:

Hale, Lane, Peek, Dennison, Howard,
  Anderson and Pearl
100 West Liberty Street, 10th Floor
Reno, Nevada 89501

Attn: William C.  Davis, Jr., Esq.



                             GRANT, BARGAIN AND SALE DEED


    FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, _______________________________________________________, does hereby GRANT,
BARGAIN and SELL to PAN PACIFIC RETAIL PROPERTIES, INC., A MARYLAND CORPORATION (whose address is: ________________________________________), the real property situate in the County of Clark, State of Nevada, described in EXHIBIT A attached hereto and incorporated herein by this reference (the "Property");

    TOGETHER with the tenements, hereditaments and appurtenances, including easements and water rights, if any, thereto belonging or appertaining, and any reversions, remainders, rents, issues or profits thereof.

    [SUBJECT, HOWEVER, TO THE FOLLOWING:

    1. MATTERS DISCLOSED ON THAT CERTAIN ALTA SURVEY OF THE PROPERTY DATED AS OF _________________, 1997 PREPARED BY ____________________________;

    2.   [PERMITTED EXCEPTIONS TO BE INSERTED.]]

    Assessor's Parcel No. ___________________.

    DATED: this _____ day of _______________, 1997.

                                            -----------------------------------

                                            -----------------------------------


                                           By:
                                               --------------------------------
                                                Its:
                                                     --------------------------

STATE OF ________  )
                   )ss.
COUNTY OF ________ )

    This instrument was acknowledged before me on _______________, 1997, by ___________________________________, as ______________________ of _____________
____________________________________________________________, a________________
_____________________________________________________.




                                       -------------------------------------
                                       Notary Public
                                       My Commission Expires:
                                                               --------------

                                      EXHIBIT C

                                 FORM OF BILL OF SALE

                                [See Following Pages]

                                     BILL OF SALE


    For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ____________________________________________________
("TRANSFEROR"), hereby sells, bargains, transfers, assigns, grants, delivers and conveys to PAN PACIFIC RETAIL PROPERTIES, INC., a Maryland corporation ("TRANSFEREE"), all of the personal property owned by Transferor and located on, or used exclusively by in connection with, the real property located in the County of Clark, State of Nevada, described in EXHIBIT A attached hereto and incorporated herein by this reference, including, without limitation, those items described on EXHIBIT B attached hereto and incorporated herein by this reference (collectively, the "PERSONAL PROPERTY");

    TO HAVE AND TO HOLD the Personal Property, together with, all and singular, the rights and appurtenances thereto belonging to Transferee, its successors and assigns.

    In addition to any representations and warranties set forth in the Purchase and Sale Agreement dated August ___, 1997 between Transferor and Transferee, which representations are incorporated herein by reference, Transferor hereby represents and warrants that the Personal Property is free and clear of all liens, charges and other encumbrances, except personal property taxes not due or payable. Except as otherwise set forth in the preceding sentence, the Personal Property is transferred to the Transferee without representation or warranty.

    Transferor hereby covenants that it will, at any time and from time to time, following a written request therefor, execute and deliver to Transferee and its successors and assigns, any additional or confirmatory instruments and take such further acts as Transferee may reasonably request to evidence fully the conveyance contained herein.

    DATED: this _____ day of _______________, 1997.

                                            -----------------------------------

                                            -----------------------------------


                                           By:
                                               --------------------------------
                                                Its:
                                                     --------------------------

                                                            "Assignor"

                                      EXHIBIT D

                             FORM OF CONTRACT ASSIGNMENT

                                [See Following Pages]

                       ASSIGNMENT AND ASSUMPTION OF CONTRACTS,
                               PERMITS AND OTHER RIGHTS

    THIS ASSIGNMENT AND ASSUMPTION OF CONTRACTS, PERMITS AND OTHER RIGHTS (this "ASSIGNMENT") is made as of this _____ day of _______________, 19__, by __________________________________________________ ("ASSIGNOR"), and PAN PACIFIC
RETAIL PROPERTIES, INC., a Maryland corporation ("ASSIGNEE").

                                      RECITALS:

    A. Assignor is a party to and presently has certain rights under those contracts more particularly described in SCHEDULE 1 attached hereto and incorporated herein by this reference (collectively, the "SCHEDULE 1 CONTRACTS"); and

    B. Pursuant to that certain Purchase and Sale Agreement and Escrow Instructions, dated as of August __, 1997 (the "AGREEMENT"), by and between Assignor and Assignee, Assignee has agreed to purchase from Assignor all of Assignor's right, title and interest in and to the real property located in the County of Clark, State of Nevada, described in EXHIBIT A attached hereto and incorporated herein by this reference (the "REAL PROPERTY"), together with all of Assignor's right, title, and interest in and to the Agreements.

    NOW, THEREFORE, in order to carry out the terms of the Agreement, and in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

    1. ASSIGNMENT. Assignor hereby assigns, transfers and conveys to Assignee, subject to the provisions of the Schedule 1 Contracts, all of Assignor's right, title, and interest (if any) in and to the Schedule 1 Contracts, all plans, drawings and specifications for the improvements located upon the Real Property, and all intangible property used exclusively in connection with the Real Property or the improvements thereon to the extent assignable by Assignor, including, without limitation, all tradenames (except the names "Rainbow Promenade Partners" and "Kitchell"), approvals, variances, entitlements, contract rights, guarantees, licenses, permits, approvals and warranties. The Schedule 1 Contracts and the other property and rights assigned in this SECTION 1 are hereinafter collectively referred to as the "CONTRACTS".

    2. ASSUMPTION. Assignee hereby accepts such assignment of the Contracts and, in addition, (i) assumes and agrees to be bound by all of the terms of the Contracts, and (ii) agrees to keep, perform, fulfill, and observe all of the terms, covenants, obligations, agreements and conditions required to be kept, performed, fulfilled, and observed by Assignor under, or with respect to, the Contracts from and after the execution and delivery of this Assignment by Assignor and Assignee.

    3. INDEMNIFICATION OF ASSIGNOR. Assignee hereby agrees to indemnify, defend, and hold Assignor harmless from and against any and all liability, loss, cost, damage and expense (including, without limitation, reasonable attorneys' fees and costs) directly or indirectly arising out of or based upon the failure of Assignee to keep, perform, fulfill, and observe all of the terms, covenants, obligations, agreements, and conditions required to be kept, performed, fulfilled, or observed by Assignee under, or with respect to, the Contracts from and after the execution and delivery of this Assignment by Assignor and Assignee.

    4. INDEMNIFICATION OF ASSIGNEE. Assignor hereby agrees to indemnify, defend, and hold Assignee harmless from and against any and all liability, loss, cost, damage and expense (including, without limitation, reasonable attorneys' fees and costs) directly or indirectly arising out of or based upon the failure of Assignor to keep, perform, fulfill, and observe all of the terms covenants, obligations, agreements, and conditions required to be kept, performed, fulfilled, or observed by Assignor under, or with respect to, the Contracts prior to the execution and delivery of this Assignment by Assignor and Assignee.

    5. CONTRACT PAYMENTS. All amounts payable by Assignor or to Assignor under or pursuant to the Contracts shall be prorated as between Assignor and Assignee pursuant to, and in accordance with, the terms of the Agreement.

    6. FURTHER ASSURANCES. Assignor hereby covenants that it will, at any time and from time to time following a written request therefor, execute and deliver to Assignee and its successors and assigns, any additional or confirmatory instruments and take such further acts as Assignee may reasonably request to evidence fully the assignment contained herein.

    7. APPOINTMENT. Assignor hereby irrevocably appoints Assignee and its successors and assigns, as the true and lawful attorney and agent of Assignor, in Assignor's name and stead, to enforce the provisions of the Contracts.

    8. COUNTERPARTS. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.

    9. GOVERNING LAW. This Assignment shall be construed in accordance with and governed by the laws of the State of Nevada.

    10. BINDING EFFECT. This Assignment shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns.

    11. WARRANTIES. Except for the representations and warranties set forth in the Purchase and Sale Agreement and Escrow Instructions dated August ___, 1997 between Assignor and Assignee, which representations and warranties are incorporated herein by reference and as expressly set forth herein, Assignor makes no representations or warranties with respect to the Contracts.

                                       ----------------------------------------

                                       ----------------------------------------


                                       By:
                                            -----------------------------------
                                            Its:
                                                 ------------------------------

                                                           "Assignor"


                                       PAN PACIFIC RETAIL PROPERTIES, INC.,
                                       a Maryland corporation


                                       By:
                                             ----------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ---------------------------------


                                       By:
                                             -----------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ---------------------------------

                                                      "Assignee"

                                      EXHIBIT E

                               FORM OF LEASE ASSIGNMENT

                                [See Following Pages]

RECORDING REQUESTED BY,
WHEN RECORDED MAIL TO:

Hale, Lane, Peek, Dennison, Howard,
  Anderson and Pearl
100 West Liberty Street, 10th Floor
Reno, Nevada  89501

ATTN: William C. Davis, Jr., Esq.

-------------------------------------------------
-------------------------------------------------

                         ASSIGNMENT AND ASSUMPTION OF LEASES

    This ASSIGNMENT AND ASSUMPTION OF LEASES (this "ASSIGNMENT") is made as of this _____ day of _______________, 19__, by __________________________________
___________________________________________ ("ASSIGNOR"), and PAN PACIFIC
RETAIL PROPERTIES, INC., a Maryland corporation ("ASSIGNEE").

                                      RECITALS:

    A. Assignor is presently the owner and holder of all of the lessor's interest in the leases and tenancies described in SCHEDULE 1 attached hereto and incorporated herein by this reference (collectively, the "LEASES"), which Leases affect the real property located in the County of Clark, State of Nevada, more particularly described in EXHIBIT A attached hereto and incorporated herein by this reference the ("PROPERTY"); and

    B. Pursuant to that certain Purchase and Sale Agreement and Escrow Instructions, dated as of _____________, 19__ (the "AGREEMENT"), by and between Assignor and Assignee, Assignee has agreed to purchase from Assignor all of Assignor's right, title, estate and interest in and to the Property and all of Assignor's right, title, estate and interest as lessor in, to and under the Leases.

    NOW, THEREFORE, in order to carry out the terms of the Agreement, and in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged. Assignor and Assignee hereby agree as follows:

    1. ASSIGNMENT. Assignor hereby grants, transfers, conveys and assigns to Assignee all of Assignor's right, title, estate and interest in, to and under the Leases, together with (i) any and all right, title, estate and interest of Assignor as lessor or landlord under the Leases, whether now owned or hereafter acquired, in and to the real property which is the subject thereof and any improvements and fixtures located thereon, (ii) any rights, privileges, easements, rights of way, or appurtenances appertaining thereto (including, without limitation, any and all rents, issues, profits, royalties, license revenues, concession revenues, income and other benefits derived from such real property hereafter accruing, and any and all claims, causes of action, rights to proceeds or awards related to such real property hereafter accruing), (iii) all right, title, estate and interest of Assignor in and to security deposits and prepaid rents, if any, as have been paid to Assignor pursuant to such Leases and have not, prior to the date hereof, been applied or repaid by Assignor, and (iv) all right, title, estate and interest of Assignor in and to subleases, if any, relating to such real property.

    2. ASSUMPTION. Assignee hereby accepts such assignment of Assignor's right, title, estate and interest in, to and under the Leases, and, in addition,
(i) assumes and agrees to be bound by all of the terms of the Leases, and (ii) agrees to keep, perform, fulfill, and observe all of the terms, covenants, obligations, agreements, and conditions required to be kept, performed, fulfilled, and observed by the lessor under the Leases from and after the execution and delivery of this Assignment by Assignor and Assignee.

    3. INDEMNIFICATION OF ASSIGNOR. Assignee hereby agrees to indemnify, defend, and hold Assignor harmless from and against any and all liability, loss, cost, damage and expense (including, without limitation, reasonable attorneys' fees and costs) directly or indirectly arising out of or based upon Assignee's failure to keep, perform, fulfill and observe any of the terms, covenants, obligations, agreements, and conditions required to be kept, performed, fulfilled, and observed by the lessor under the Leases from and after the execution and delivery of this Assignment by Assignor and Assignee.

    4. INDEMNIFICATION OF ASSIGNEE. Assignor hereby agrees to indemnify, defend, and hold Assignee harmless from and against any and all liability, loss, cost, damage and expense (including, without limitation, reasonable attorneys' fees and costs) directly or indirectly arising out of or based upon Assignor's failure to keep, perform, fulfill, and observe any of the terms covenants, obligations, agreements, and conditions required to be kept, performed, fulfilled, and observed by the lessor under the Leases prior to the execution and delivery of this Assignment by Assignor and Assignee.

    5. RENTALS. All rents payable under or pursuant to the Leases shall be prorated as between Assignor and Assignee pursuant to, and in accordance with, the terms of the Agreement.

    6. FURTHER ASSURANCES. Assignor hereby covenants that it will, at any time and from time to time following a written request therefor, execute and deliver to Assignee and its successors and assigns, any additional or confirmatory instruments and take such further acts (including, without limitation, sending notices of this Assignment to the tenants under the Leases) as Assignee may reasonably request to evidence fully the assignment contained herein.


    7. APPOINTMENT. Assignor hereby irrevocably appoints Assignee and its successors and assigns, as the true and lawful attorney and agent of Assignor, in Assignor's name and stead, to enforce the provisions of the Leases.

    8    BINDING EFFECT.  This Assignment shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns.

    9. NO REPRESENTATIONS OR WARRANTIES. Except for the representations and warranties set forth in the Purchase and Sale Agreement and Escrow Instructions dated August ___, 1997 between Assignor and Assignee, which representations and warranties are incorporated herein by reference in the Seller's Estoppel Certificates, and as expressly set forth herein, Assignor makes no representations or warranties with respect to the Leases.

    10. GOVERNING LAW. This Assignment shall be construed in accordance with and governed by the laws of the State of Nevada.

    11. COUNTERPARTS. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.

                             ----------------------------------------

                             ----------------------------------------


                             By:
                                 ------------------------------------
                                  Its:
                                       ------------------------------


                                            "Assignor"


                             PAN PACIFIC RETAIL PROPERTIES, INC.,
                             a Maryland corporation


                             By:
                                  -----------------------------------
                             Name:
                                   -----------------------------------
                             Title:
                                     -----------------------------------


                             By:
                                  -----------------------------------
                             Name:
                                    -----------------------------------
                             Title:
                                    -----------------------------------
                                            "Assignee"

STATE OF ________   )
                    )ss.
COUNTY OF _________ )

    This instrument was acknowledged before me on _______________, 1997, by ___________________________________, as ______________________ of ____________
____________________________ , a ___________________________________.



                                  ------------------------------------
                                  Notary Public
                                  My Commission Expires:
                                                          --------------

STATE OF _________  )
                    )ss.
COUNTY OF _________ )

    This instrument was acknowledged before me on _______________, 1997, by ___________________________________, as ______________________ of PAN PACIFIC
RETAIL PROPERTIES, INC., a Maryland corporation.



                                  ------------------------------------
                                  Notary Public
                                  My Commission Expires:
                                                          --------------

                                      EXHIBIT F

                        FORM OF SELLER'S NON-FOREIGN AFFIDAVIT

                                [See Following Pages]

                                NON-FOREIGN AFFIDAVIT

    Section 1445 of the Internal Revenue Code of 1986, as amended (the "IRC"), provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person, To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by ______________________________________________________________ ("TRANSFEROR"),
the undersigned hereby certifies the following on behalf of Transferor:

    1. Transferor is not a foreign person, foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the IRC and the regulations promulgated thereunder);

    2.   Transferor's U.S. taxpayer I.D. number is _________________; and

    3.   Transferor's office address is _______________________________________
    ______________________________________________________________.

    Transferor understands that this certification may be disclosed to the Internal Revenue Service and that any false statement contained herein could be punished by fine, imprisonment, or both.

    Under penalties of perjury, I declare that I have examined the foregoing certification and, to the best of my knowledge and belief, it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of the Transferor.

                             "TRANSFEROR"

                             ----------------------------------------

                             ----------------------------------------


                             By:
                                  -------------------------------------

                                  Its:
                                       -------------------------------

STATE OF ________   )
                    )ss.
COUNTY OF _________ )

    This instrument was acknowledged before me on _______________, 1997, by ___________________________________, as ______________________ of ____________
________________________________, a _______________________________________.



                                  ------------------------------------
                                  Notary Public
                                  My Commission Expires:
                                                          --------------

                                      EXHIBIT G
                                FORM OF TENANT NOTICES
                                [See Following Pages.]
                                _______________, 1997

VIA CERTIFIED MAIL --
RETURN RECEIPT REQUESTED

-------------------------------

-------------------------------

-------------------------------

-------------------------------

         Re:    Lease Dated  _______________, 19__

Dear _______________:

    This is to notify you
that___________________________________________________ ("_________") has sold its interest in the property commonly known as the ________________________________ and located at ___________________________
_________________________________________ ______, and has assigned its interest as landlord under your lease to the new owner, PAN PACIFIC RETAIL PROPERTIES, INC., a Maryland corporation, has also transferred to the new owner the security deposit held by ________ under the lease in the amount of $__________ [if none, so state].

    Please direct all future rental and other payments and communications under your lease to:

         ----------------------------------------------

         ----------------------------------------------

         ----------------------------------------------

                             "_____________"


                             -------------------------------------

                                      EXHIBIT H
                                    TENANT ROSTER
                                [See Following Pages.]

                                      EXHIBIT I
                         FORM OF TENANT ESTOPPEL CERTIFICATE
                                [See Following Pages]

                             TENANT ESTOPPEL CERTIFICATE
                                    (TENANT NAME)


TO: PAN PACIFIC RETAIL PROPERTIES, INC., a Maryland corporation


THIS IS TO CERTIFY THAT:

    1. The undersigned is the tenant under that certain Lease dated _______________, 19__ "Lease") by and between _________________________________
________________ as lessor ("Landlord") and ___________________________________
as tenant ("Tenant"), covering certain premises commonly known and designated as Space _____, ___________________________________________________("Premises").

    2. The Lease has not been modified, changed, altered, assigned, supplemented or amended in any, respect except as indicated below (if none, state "none"). The Lease is valid and in full force and effect on the date hereof. The Lease, as modified by the amendments or assignments listed below, if any, represents the entire agreement between Landlord and Tenant with respect to the Premises.

------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------

    3. Tenant is not entitled to, and has made no agreement with Landlord, or its agents or employees, concerning free rent, partial rent, rebate of rent payments, credit or offset or reduction in rent, or any other type of rental concession including, without limitation, lease, support payments or lease buy-outs, except as indicated below, (if none, state "none").


------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------

    4. The Lease term began on _______________, 19__ and the termination date of the present term of the Lease, excluding unexercised renewals, is _______________, 19__.

    5. Tenant has paid rent for the Premises for the period up to and including ____________, 19__. No such rent (not including security deposits) has been paid more than one (1) month in advance of its due date, except as indicated below, (if none, state "none"). The Tenant's security deposit is
_______________.

------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------

    6. No event has occurred and no condition exists which, with the giving of notice or the lapse of time or both, will constitute a default by Tenant or, to Tenant's best knowledge, by Landlord, under the Lease. To the best knowledge of Tenant, Tenant has no existing defenses or offsets against the enforcement of the lease by Landlord.

    7. All required contributions by Landlord to Tenant on account of Tenant's tenant improvements have been completed in accordance with the terms of the Lease, except as indicated below (if none, state "none").

    8. Except as set forth in the Lease, Tenant has no outstanding options, rights of first refusal or rights of first offer to purchase the Premises or any part thereof or all or any part of the real property of which the Premises are a part.

    9. No action, whether voluntary or otherwise, are pending against Tenant under the bankruptcy laws of the United States or any state thereof.

    10. Tenant has not sublet the Premises to any sublessee and has not assigned any, of its rights under the Lease, except as indicated below (if none, state "none"). No one except Tenant and its employees occupies the Premises.

------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------

    11. The address for notice to be sent to Tenant is as set forth in the Lease. (If not, indicate correct address below.)

------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------

    12. The Premises have not been used by Tenant and Tenant does not plan to use the Premises for any activities which, directly or indirectly, involve the use, generation, treatment storage, transportation or disposal of any petroleum product or any toxic or hazardous chemical material, substance, pollutant or waste in violation of any applicable law.

    13. Tenant has not received any written notice from any government authority of violation of any federal, state, county or local statutes, laws, rules or regulations of area governmental authorities relating to environmental, health or safety matters and, to Tenant's actual knowledge, there are no writs, injunctions, decrees, orders or judgments outstanding lawsuits, claims, proceedings or investigations pending or threatened, relating to Tenant's use, maintenance or operation of the Premises.

    14. The undersigned is authorized to execute this Tenant Estoppel Certificate on behalf of Tenant.

Dated: _______________, 1997.

                                  [NAME OF TENANT]


                                  By:
                                       -----------------------------

                                       Its:
                                             -----------------------

                                      EXHIBIT J
                                 APPROVED NEW LEASES



1.  Chico's IV, LLC, a California limited liability company